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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               February 2, 2001
                               ----------------




                       Mercantile Bankshares Corporation
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


             Maryland                0-5127               52-0898572
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             (State or other         (Commission          (IRS Employer
             jurisdiction of         File Number)         Identification No.)
             incorporation)


             Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203
             -----------------------------------------------------
             (Address of principal executive office)  (Zip Code)


             Registrant's telephone number, including area code, (410) 237-5900
                                                                  --------------
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Item 5.   Other Events and Regulation FD Disclosure.
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        This is an optional filing made to disclose the events reported below concerning management changes. It is not a filing required by Regulation FD.

        On February 2, 2001, the registrant announced the election of Edward J. Kelly, III, to succeed H. Furlong Baldwin as President and Chief Executive Officer of the registrant and as Chairman of the Board of Directors and Chief Executive Officer of the registrant's subsidiary, Mercantile-Safe Deposit and Trust Company. These changes will become effective on March 1, 2001. Mr. Baldwin will serve as non-executive Chairman of the Board of Directors of the registrant for an expected period of at least three years.

        The agreements embodying these arrangements among the registrant, Mercantile-Safe Deposit and Trust Company, Mr. Kelly and Mr. Baldwin are filed as exhibits with and as part of this report.

        Mr. Kelly, age 47, served as a Managing Director, as Head of Global Financial Institutions, and as Co-Head of Investment Banking Client Management of J. P. Morgan, Chase & Co. during January, 2001. Prior thereto, during the past five years, he was a Managing Director of J. P. Morgan & Co. Incorporated and held the following additional positions with that company: Head, Global Financial Institutions from February, 2000 through December, 2000; Co-Head, Global Financial Institutions and Head, Latin America Investment Banking from December, 1997 through February, 2000; Member, Global Investment Banking Committee from December, 1997 through December, 2000; and Co-Head, Financial Institutions (Americas) from February, 1996 through December, 1997.

        An agreement with Mr. Baldwin (Exhibit 10 T) hereto) calls for him to retire as an officer and employee of the registrant effective March 1, 2001 and to serve as a director and Chairman of the Board of Directors of the registrant for a period of three years thereafter. The Board of Directors of the registrant has adopted two amendments to the Bylaws of the registrant to facilitate these arrangements, in view of Mr. Baldwin's impending retirement and the fact that he will attain age 70 in 2002. The amendments (set forth in Exhibit 3 B hereto), make it clear that the Chairman of the Board of Directors is not required to be an officer or employee of the registrant and provide that the Board of Directors may make exceptions to a provision requiring that no person can be elected a director after attaining age 70. By resolution, the Board of Directors has provided for an exception to the age limitation to permit Mr. Baldwin to fulfill the agreement referred to above.
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  Item 7.      Financial Statements and Exhibits
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                                   Exhibits
                                   --------


      3 B      Bylaw amendments adopted February 2, 2001.

     10 T Agreement dated February 2, 2001, among Mercantile Bankshares Corporation, Mercantile-Safe Deposit and Trust Company and H. Furlong Baldwin.

     10 U Executive Employment Agreement dated February 2, 2001, among Mercantile Bankshares Corporation, Mercantile-Safe Deposit and Trust Company and Edward J. Kelly, III.

     10 V Executive Severance Agreement dated February 2, 2001, among Mercantile Bankshares Corporation, Mercantile-Safe Deposit and Trust Company and Edward J. Kelly, III.

     10 W Supplemental Retirement Agreement dated February 2, 2001 among Mercantile Bankshares Corporation, Mercantile-Safe Deposit and Trust Company and Edward J. Kelly, III.


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                                  Signatures
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Mercantile Bankshares Corporation
                                               (Registrant)


Date:  February 13, 2001           By:    /s/ Jack E. Steil
                                          ------------------------------------
                                          Jack E. Steil
                                          Executive Vice President